PROSPECTUS SUPPLEMENT                                         File No. 333-68747
(To Prospectus and Prospectus Supplement dated May 6, 1999)       Rule 424(b)(3)
Prospectus number: 1969


                            Merrill Lynch & Co., Inc.


                           Medium Term Notes, Series B
                   Due Nine Months or More from Date of Issue


                                Fixed Rate Notes


Principal Amount:          $81,000,000


CUSIP Number:              590180S6U3


Interest Rate:             7.37000%


Original Issue Date:       May 18, 2000


Stated Maturity Date:      May 18, 2001


Interest Payment Dates:    At Maturity
                           0


Repayment at the Option
of the Holder:             The Notes cannot be repaid prior to the Stated
                           Maturity Date.


Redemption at the Option
of the Company:            The Notes  cannot  be  redeemed  prior to the  Stated
                           Maturity Date.


Form: The Notes are being issued in fully registered book-entry form.

Trustee:                   The Chase Manhattan Bank